Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# COMMON STOCK PAR VALUE $0.01 EPIRUS BIOPHARMACEUTIOALSTM COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX EPIRUS BIOPHARMACEUTICALS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. MR. Alexander David SAMPLE Sample **** Mr. Alexander David &Sample MRS. **** Mr. Alexander SAMPLE David Sample **** Mr. Alexander & David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander MR. David Sample SAMPLE **** Mr. Alexander David Sample **** &Mr. Alexander MRS. David Sample SAMPLE **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample CUSIP 29428P 10 7 SEE REVERSE FOR CERTAIN DEFINITIONS Shares * * 000000 ****************** * * * 000000 ***************** **** 000000 **************** ***** 000000 *************** ****** 000000 ************** is the owner of **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares*** *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00 ***ZERO HUNDRED THOUSAND 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 ZERO HUNDRED AND ZERO*** **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S FULLY PAID AND NON-ASSESSABLE SHARES, OF COMMON STOCK, OF $0.01 PAR VALUE, EPIRUS Biopharmaceuticals, Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. President and Chief Executive Officer Secretary EPIRUS Biopharmaceuticals, Inc. 2000 Delaware DATED DD-MMM-YYYY COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, By AUTHORIZED SIGNATURE EPIRUS BIOPHARMACEUTIOALSTM PO BOX 43004, Providence, RI 02940-3004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 CUSIP XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 00.1,000,000 Number of Shares 123456 DTC 12345678901234512345678 Certificate Numbers Num/No Denom. Total. 1234567890/1234567890 111 1234567890/1234567890 222 1234567890/1234567890 333 1234567890/1234567890 444 1234567890/1234567890 555 1234567890/1234567890 666 Total Transaction 7 1234567

The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please visit our website or consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with us or do not have any activity in your account for the time periods specified by state law, your property could become subject to state unclaimed property laws and transferred to the appropriate state. For value received, hereby sell, assign and transfer unto shares Attorney Dated: 20 Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. . EPIRUS Biopharmaceuticals, Inc. The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian (Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT - Custodian (until age) (Cust) under Uniform Transfers to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list.